EXHIBIT 21.1

Sabre Holdings Corporation
Subsidiaries

(All subsidiaries are wholly owned unless otherwise noted in parenthesis. Each subsidiary’s subsidiaries outlined further below.)

Sabre Holdings Corporation SUBSIDIARY

Sabre Inc. (Delaware)

Sabre Inc. SUBSIDIARIES

Axess International Network, Inc. (Japan) (25%)
GetThere Inc. (Delaware)
GetThere L.P. (Delaware) (13.5% Limited Partner)
Nexion, Inc. (Delaware)
SST Finance, Inc. (Delaware)
SST Holding, Inc. (Delaware)
Sabre Decision Technologies International, Inc. (Delaware)
Sabre Digital Limited (United Kingdom)
Sabre Dynamic Argentina (Argentina)
Sabre Global Services S.A. (Uruguay)
Sabre International, Inc. (Delaware)
Sabre International Holdings, Inc. (Delaware)
Sabre Investments, Inc. (Delaware)
Sabre Limited (New Zealand)
SabreMark G.P., Inc. (Delaware)
SabreMark L.P., Inc. (Delaware)
Sabre Soluciones de Viaje S. de R.L. de C.V. (Mexico) (99%)
Sabre South Pacific I (Australia) (1%)
Sabre Technology Enterprises, Ltd. (Cayman Islands)
Sabre Technology Holland B.V. (Netherlands)
Sabre Travel International Limited (Ireland)
TRAMS, Inc. (California)
Travelocity Holdings, Inc. (Delaware)
Vistrio, L.P. (Delaware) (50.9% Limited Partner)

GetThere Inc. SUBSIDIARIES

GetThere L.P. (Delaware) (1% General Partner; 83% Limited Partner)
AllMeetings, Inc. (Delaware)

GetThere L.P. SUBSIDIARY

GetThere Limited (United Kingdom)

AllMeetings, Inc. SUBSIDIARY

GetThere L.P. (Delaware) (2.5% Limited Partner)

Sabre Decision Technologies International, Inc. SUBSIDIARIES

Airline Technology Services Mauritius Ltd. (Mauritius)
Sabre (Australia) Pty Ltd. (Australia)
Sabre Travel Technology (Private) Limited (India)

Airline Technology Services Mauritius Ltd. SUBSIDIARY

Sabre Pakistan (Private) Limited (Pakistan) (99%)

Sabre International, Inc. SUBSIDIARIES

Sabre Belgium SA (Belgium) (99%)
Sabre China Sea Technologies Ltd. (Labuan)
Sabre Computer-Reservierungssystem GmbH (Austria)
Sabre Danmark ApS (Denmark)
Sabre EMEA Marketing Limited (United Kingdom)
Sabre Espana Marketing, S.A. (Spain) (99%)
Sabre Europe Management Services Ltd. (United Kingdom) (99%)
Sabre France Sarl (France)
Sabre Hellas SA (Greece)
Sabre Holdings GmbH (Germany)
Sabre Ireland Limited (Ireland)
Sabre Italia S.r.l. (Italy) (99%)
Sabre Marketing Nederland B.V. (Netherlands)
Sabre Norge AS (Norway)
Sabre Portugal Servicios Lda (Portugal) (99%)
Sabre South Pacific I (Australia Partnership) (99%)
Sabre Servicios Colombia Ltda. (Colombia) (99%)
Sabre Suomi Oy (Finland)
Sabre Sverige AB (Sweden)
Sabre UK Marketing Ltd. (United Kingdom) (99%)
STIN Luxembourg S.A. (Luxembourg) (99%)
SynXis International Holdings B.V. (Netherlands)

Sabre China Sea Technologies Ltd. SUBSIDIARY

Sabre Australia Technologies I Pty Limited (Australia) (51%)

Sabre Australia Technologies I Pty Limited SUBSIDIARY

Sabre Pacific Pty Limited (Australia)

Sabre Pacific Pty Limited SUBSIDIARY

Sabre Pacific Limited (New Zealand)

Sabre Holdings GmbH SUBSIDIARIES

Sabre Airline Solutions GmbH (Germany)
Sabre Deutschland Marketing GmbH (Germany)

Sabre Deutschland Marketing GmbH SUBSIDIARY

Travel Management Systems GmbH (Germany)

Sabre Marketing Nederland B.V. SUBSIDIARY

Sabre Israel Travel Technologies Ltd. (Israel) (51%)

Sabre Sverige AB SUBSIDIARIES

Sabre Rocade AB (Sweden)
Sabre Rocade Assist AB (Sweden)

SynXis International Holdings B.V. SUBSIDIARY

SynXis Nederland B.V. (Netherlands)

Sabre International Holdings, Inc. SUBSIDIARIES

Sabre Belgium SA (Belgium) (1%)

Sabre Espana Marketing, S.A. (Spain) (1%)
Sabre Europe Management Services Ltd. (United Kingdom) (1%)
Sabre International (Bahrain) W.L.L. (Bahrain) (1%)
Sabre Italia S.r.l. (Italy) (1%)
Sabre Portugal Servicios Lda (Portugal) (1%)
Sabre Servicios Colombia Ltda. (Colombia) (1%)
Sabre UK Marketing Ltd. (United Kingdom) (1%)
STIN Luxembourg S.A. (Luxembourg) (1%)

Sabre Investments, Inc. SUBSIDIARY

Vistrio, L.P. (Delaware) (0.1% General Partner)

SabreMark G.P., Inc. SUBSIDIARY

SabreMark Limited Partnership (Delaware) (1% General Partner)

SabreMark L.P., Inc. SUBSIDIARY

SabreMark Limited Partnership (Delaware) (99% Limited Partner)

Sabre Soluciones de Viaje S. de R.L. de C.V. SUBSIDIARIES

Sabre Informacion S.A. de C.V. (Mexico) (99%)
Sabre Sociedad Technologica S.A. de C.V. (Mexico) (51%)

Sabre Sociedad Technologica S.A. de C.V. SUBSIDIARY

Sabre Servicios Administrativos S.A. de C.V. (Mexico) (99.9%)

Sabre Technology Enterprises, Ltd. SUBSIDIARIES

Sabre Technology Enterprises II, Ltd. (Cayman Islands)
Sabre International (Bahrain) W.L.L. (Bahrain) (99%)
Sabre Travel Network Middle East W.L.L. (Bahrain)

Sabre Technology Enterprises II, Ltd. SUBSIDIARY

Abacus International Pte Ltd. (Singapore) (35%)

Sabre Technology Holland B.V. SUBSIDIARIES

Sabre Informacion S.A. de C.V. (Mexico) (1%)
Sabre Soluciones de Viaje S. de R.L. de C.V. (Mexico) (1%)

Sabre Travel International Limited SUBSIDIARY

Sabre Polska Sp. Z.o.o. (Poland)

Travelocity Holdings, Inc. SUBSIDIARIES

Travelocity.com Inc. (Delaware)
Lastminute.com Luxembourg Sarl (91%)
Travelocity Europe Limited (United Kingdom)
Travelocity.com LP (1% Limited Partner)
Travelocity Holdings I, LLC

Travelocity.com Inc. SUBSIDIARIES

All State Tours, Inc. (Nevada)
Site59.com, LLC (Delaware)
Travelocity Australia Pty Ltd. (Australia)

Travelocity.com LP (Delaware) (10% General Partner, 89% Limited Partner)

Travelocity.com LP SUBSIDIARIES

Travelocity GmbH (Germany)
Zuji Holdings Ltd. (Cayman Islands)
Lastminute.com Luxembourg Sarl (9%)

Travelocity GmbH SUBSIDIARIES

Travel Overland KG (Germany) (50%)
Travelocity Sabre GmbH (Germany)

Zuji Holdings Ltd. SUBSIDIARIES

Zuji Pte Ltd. (Singapore)
Zuji Properties AVV (Aruba)

Zuji Pte Ltd. SUBSIDIARIES

Zuji Enterprises PTE Ltd. (Singapore)
Zuji Travel PTE Ltd. (Singapore)
Zuji Limited (Hong Kong)
Zuji Buylow Travel Corporation (Taiwain)
Nextour Co., Ltd. (Korea)
Travelocity.com Private Limited (India)
Zuji Pty Ltd. (Australia)

Lastminute.com Luxembourg Sarl SUBSIDIARIES

Lastminute (Cyprus) Ltd. (Cyprus)
Travelocity Europe Ltd. (United Kingdom)
Travelocity Sabre GmbH (Germany)

Lastminute (Cyprus) Ltd. SUBSIDIARY

Lastminute (Cyprus) Ltd. Irish Branch

Travelocity Europe Ltd. SUBSIDIARY

lastminute.com Limited (United Kingdom)

lastminute.com Ltd SUBSIDIARIES

First Option Hotel Reservations Limited (United Kingdom)
Urbanbite Limited (United Kingdom)
Online Travel Corporation Limited (United Kingdom)
Lastminute.com Overseas Holdings Limited (United Kingdom)
Gemstone Travel Limited (United Kingdom)
Lastminute.com Jersey Limited (Jersey)
Lastminute.com UK Holdings Limited (United Kingdom)
LCC24 AG (Germany) (7.3%)
Holiday Autos Group Limited (United Kingdom)
Last Minute Network Limited (United Kingdom)
Exhilaration Incentive Management Limited (United Kingdom)
lastminute.com Group Services Limited (United Kingdom)
Med Group Limited (United Kingdom)

First Option Hotel Reservations Limited SUBSIDIARY

Cordex Computer Services Limited (United Kingdom)

Urbanbite Limited SUBSIDIARY

Urbanbite BV (Netherlands)

Online Travel Corporation Limited SUBSIDIARIES

OTC Travel Corporation Limited (Ireland)
Ifyoutravel.com France SARL (France)
Online Travel Services Limited (United Kingdom)
Joint Venture Travel Limited (United Kingdom)
Travelstore.com Limited (United Kingdom)
All-Hotels Limited (United Kingdom)
Travelocity.co.uk Limited (United Kingdom)
Oxford Technology Solutions Limited (United Kingdom)
Online Travel Corporation Pty Limited (Australia)

OTC Travel Corporation Limited SUBSIDIARIES

Viva Travel Dun Laoghaire Limited (Ireland)
OTC Travel Management Limited (Ireland)

Viva Travel Dun Laoghaire Limited SUBSIDIARY

Captivating Holidays Limited (Ireland)

Online Travel Services Limited SUBSIDIARIES

Online Travel Club Limited (United Kingdom)
Travelcoast Limited (United Kingdom)
OTC Travel Management Limited (United Kingdom)

OTC Travel Management Limited SUBSIDIARY

International Travel Industry Club Limited (United Kingdom)

Joint Venture Travel Limited SUBSIDIARIES

JV Knightsbridge Travel Limited (United Kingdom) (50%)
Joint Venture 36 Travel Limited (United Kingdom) (50%)

Online Travel Corporation Pty Limited SUBSIDIARY

OTC Travel Pty Limited (Australia)

Lastminute.com Overseas Holdings Limited SUBSIDIARIES

The Destination Group Limited (United Kingdom)
Lastminute.com Hellas EPE (Greece)
Holiday Autos European Services GmbH (Switzerland)

Lastminute.com UK Holdings Limited SUBSIDIARY

LM Media Services Limited (United Kingdom)

Holiday Autos Group Limited SUBSIDIARIES

Holiday Autos Holdings Limited (United Kingdom)
Holiday Autos Benelux BVBA (Belgium) (0.161%)
Holiday Autos U.K. and Ireland Limited (United Kingdom)
Holiday Flights Limited (United Kingdom)
Holiday Hotels Limited (United Kingdom)

Holiday Autos Holdings Limited SUBSIDIARIES

Holiday Autos Benelux BVBA (Belgium) (99.839%)
Holiday Autos International Limited (United Kingdom)
Holiday Autos Italia S.R.L. (Italy) (90%)
Holiday Autos Australia Pty Ltd (Australia)

Holiday Autos International Limited SUBSIDIARIES

Holiday Autos Italia S.R.L. (Italy) (10%)
Holiday Autos (Schweiz) GmbH (Switzerland)
Holiday Autos Nordic AB (Sweden)
Holiday Autos U.S. Inc. (California)
Auto Holidays (Pty) Ltd (South Africa) (50%)
Holiday Autos Limited (Ireland)
Holiday Autos Middle East Limited (British Virgin Islands) (50%)
Holiday Autos Nordic AS (Norway)

Holiday Autos U.S. Inc. SUBSIDIARIES

HA North America Inc. (New York)
Holiday Autos LLC (New York) (50%)

HA North America Inc. SUBSIDIARIES

M.O.B. International, Inc. (New York)
Holiday Autos LLC (New York) (50%)

Last Minute Network Limited SUBSIDIARIES

Last Minute Network Limited (Ireland) (99.998%)
Lastminute.com BV (Netherlands)
Lastminute.com S.R.L. (Italy) (99%)
Last Minute SPRL (Belgium)
Lastminute.com Theatrenow Limited (United Kingdom) (85%)
Lastminute France S.A.S.U. (France)
Profitable.net Limited (United Kingdom) (10%)
Lastminute AB (Sweden)
Lastminute ApS (Denmark)
Lastminute AS (Norway)
lastminute.com GmbH (Germany)
Lastminute Network, S.L. (Spain)
lastminute.com Australia Pty Limited (Australia) (25.1%)
lastminute.com Japan Limited (Japan) (25.25%)

Lastminute France S.A.S.U SUBSIDIARIES

Holiday Autos France S.A.S. (France)
Voyages Sur Mesures S.A.S. (France) (93.45%)
Travelprice.com S.A.S. (France)

Voyages Sur Mesures S.A.S. SUBSIDIARIES

Global Travel Broker S.L. (Spain) (0.092%)
Travelprice Belgium BVBA—SPRL (Belgium) (43.754%)

Travelprice.com S.A.S SUBSIDIARIES

Global Travel Broker S.L. (Spain) (99.908%)
Travelprice Belgium BVBA (Belgium) (56.246%)
Travelprice Denmark Aps (Denmark)
Voyages Sur Mesures S.A.S. (France) (6.55%)

Lastminute Network S.L. SUBSIDIARY

Holiday Autos Broker, S.L. (Spain)

Lastminute.com GmbH SUBSIDIARIES

Holiday Autos GmbH (Germany)
Medhotels.com GmbH (Germany)

Lastminute.com S.R.L. SUBSIDIARY

Travelprice Italia SrL (Italy)

lastminute.com Group Services Limited SUBSIDIARIES

Globepost Limited (United Kingdom)
lastminute.com Hellas EPE (Greece)

Med Group Limited SUBSIDIARIES

Hoteltransfer Limited (United Kingdom)
Med Hotels Limited (United Kingdom)
Travelbargains Limited (United Kingdom)

Med Hotels Limited SUBSIDIARY

Taskbrook Limited (United Kingdom) (49%)

Travelbargains Limited SUBSIDIARY

Taskbrook Limited (United Kingdom) (18%)

Travelocity Sabre GmbH SUBSIDIARIES

LM Travel Services Ltd (United Kingdom)
Travelocity France SAS (France)
Travelocity Nordics AB (Sweden)
USIT Connections SAS (France)

Travelocity Nordics AB SUBSIDIARIES

Artde Udland (Denmark)
Holiday Autos AB (Sweden)
Travelocity Nordics AS (Norway)
Travelocity Nordics ApS (Denmark)

All subsidiaries are wholly-owned unless otherwise noted in parenthesis